                                                                  EXECUTION COPY



To: THE CIT GROUP/BUSINESS CREDIT, INC.,
as Administrative Agent for the benefit of
the Beneficiaries (as defined herein)
1211 Avenue of the Americas
New York, NY 10036
                  -


                                                             May 31, 2001
                                                                         -


                                PLEDGE AGREEMENT

Ladies and Gentlemen:

         Reference is made to the Financing Agreement of even date herewith (as amended from time to time, herein called the "Financing Agreement") among The CIT Group/Business Credit, Inc., as, inter alia, administrative agent for the lenders (in that capacity, the "Administrative Agent"), Citicorp USA, Inc., as Syndication Agent, Citibank N.A., as issuer of Letters of Credit as provided therein, the Arrangers named therein, the Lenders (as defined therein), and the following joint and several obligors: Harvard Industries, Inc., Doehler-Jarvis, Inc., Harvard Transportation Corporation, Doehler-Jarvis Greeneville, Inc., Pottstown Precision Casting, Inc., Harvard Industries Risk Management, Inc., Doehler-Jarvis Toledo, Inc., Harman Automotive, Inc., Hayes-Albion Corporation, and KWCI Liquidating Corporation (each individually a "Company" and collectively, the "Companies") and Trim Trends Canada Limited and 177192 Canada Inc., as Guarantors (each individually a "Guarantor" and collectively, the "Guarantors").

         The capitalized terms used and not otherwise defined herein have the meanings given to them in the Financing Agreement. In referring to "you," this Pledge Agreement means the Administrative Agent, for the benefit of each of the Lenders, the Issuing Bank and the Agents (each a "Beneficiary"). The Schedule of Definitions hereto identifies where certain terms are defined in this Pledge Agreement.

         This Pledge Agreement is executed as an inducement to the Beneficiaries to make loans or advances to the Companies, issue Letters of Credit for the Companies' account and otherwise to extend credit or financial accommodations to the Companies and to enter into and continue a financing arrangement with the Companies, and is executed in consideration of the Beneficiaries doing or having done any of the foregoing. Each of the undersigned (herein each, a "Pledgor") agrees that any of the foregoing shall be deemed to have been done or extended by the Beneficiaries in consideration of and in reliance upon the execution of this Pledge Agreement, but nothing herein shall obligate any of the Beneficiaries to do any of the foregoing.

         The pledge, and the other rights and remedies provided to you in this Pledge Agreement shall be in addition to, and shall not be deemed to affect, prejudice modify or limit any other rights, collateral, agreements or security which you may now or hereafter hold whether granted or given to you by any Pledgor, any Company or Guarantor or by any other Person. In addition, nothing in this Pledge Agreement shall be deemed to affect, prejudice, modify or limit any of your agreements with the Beneficiaries and/or the Junior Lien Lender, as applicable, under the Financing Agreement or the Intercreditor Agreement as to what rights and remedies that you, the Beneficiaries and the Junior Lien Lender may have, the order in which you or they elect to exercise them or as to the conditions to their exercise.

         Section 1. Pledge. (a) Each Pledgor hereby pledges, assigns, transfers, delivers and sets over to you all of its right, title and interest in and to (i) the securities listed on the attached Schedule 1, issued as indicated on said
Schedule 1 (the "Stock") and (ii) the promissory notes and other instruments listed on the attached Schedule 1, issued as indicated on said Schedule 1 (the "Notes") owned by such Pledgor, as identified in said Schedule 1 (the Stock and the Notes, collectively, the "Securities"), as security for the full and indefeasible payment and performance when due of all now existing and future Obligations, in the case of any Pledgor that is a Company, or Guaranty Obligations, in the case of any Pledgor that is a Guarantor, whether arising pursuant to the Financing Agreement, any of the other Loan Documents (including this Pledge Agreement) or otherwise (as applicable to each case, the "Pledgor Obligations").

         (b) The foregoing by each Pledgor includes all right, title and interest in and to and a continuing lien upon and security interest in, all of the Securities together with any and all rights, coupons, warrants or rights to subscribe, options, dividends, liquidating dividends, splits, dividends paid in stock, dividends paid in Securities, new or reclassified securities, cash, distributions or any other property which such Pledgor is or may hereafter become entitled to receive on account of such Securities, any and all increments, substitutions, additions or replacements thereof, and all securities accounts to which any or all of the foregoing may at any time be credited and any and all proceeds of the foregoing (all collectively hereinafter referred to as the "Pledged Collateral" and, in relation to any Pledgor, the Pledged Collateral of such Pledgor).

         Section 2. Events of Default and Certain Remedies. (a) Each Pledgor shall be in default under this Pledge Agreement upon the occurrence of any Event of Default under the Financing Agreement. If any Event of Default or if a Default consisting of a failure of payment of a kind referred to in Paragraph 12.1(g) of the Financing Agreement (a "Payment Default") occurs and is continuing, then on ten (10) days' prior notice to the Pledgors, without the curing of such default within such time, you may, without demand of performance, advertisement or notice of intention to sell, or of the time or place of sale, and without notice to redeem, or any other notice or demand whatsoever to or


                                       2
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upon any Pledgor (all and each of which demands, advertisements and/or notices are hereby expressly waived by each Pledgor), forthwith or at any time or times thereafter:

         (1) transfer to and/or register in your name, or the name of your nominee, any or all of the Pledged Collateral and/or collect, receive, appropriate and realize upon said Pledged Collateral;

         (2) sell, assign, transfer and deliver the whole or any part of the Pledged Collateral then held by you under this Pledge Agreement or subject to this Pledge Agreement in one or more parcels, at public or private sale or sales, through any securities exchange, broker, dealer or over-the-counter market, electronic trading facility or other securities market, at your office or elsewhere, on such terms and conditions, and at such prices as you may deem advisable, for cash, upon credit, or for future delivery, with the right on your part, or that of any Beneficiary, to become the purchaser thereof at any such sale or sales, free and clear of any right to equity of redemption (which right or equity is hereby expressly waived and released); and

         (3) in addition to any and all other rights and remedies provided for herein or otherwise available to you, you shall have all the rights and remedies of a secured party under the UCC.

         (b) Each Pledgor agrees that any notice of sale, disposition, or other intended action by you that may be required by applicable law, if sent through Harvard to any Pledgor (with a copy to the other Pledgors, care of Harvard), at least ten (10) days prior to such action shall constitute reasonable notice to that Pledgor. Prior to exercising your rights contained herein you may in your discretion forward the various coupons coming due on any Securities covered hereby directly to the relevant Pledgor for collection.


         (c) Unless and until an Event of Default shall have occurred and be continuing:

                  (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose; provided, however, that such Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to adversely affect the rights inuring to a holder of the Pledged Collateral, your rights and remedies or the rights and remedies of any Beneficiary under this Pledge Agreement or the Financing Agreement or any other Loan Document or your ability or that of any Beneficiary to exercise the same.

                  (ii) You agrees to execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably


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

         request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below.

                  (iii) Each Pledgor shall be entitled to receive and retain any and all cash dividends, interest and principal paid on the Pledged Collateral to the extent and only to the extent that such cash dividends, interest and principal are permitted by, and otherwise paid in accordance with, the terms and conditions of the Financing Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest and principal, and all dividends, interest and principal paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Collateral or received in exchange for Pledged Collateral or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the your benefit and that of the Beneficiaries and shall be forthwith delivered to you by such Pledgor in the same form as so received (with any necessary endorsement or instrument of transfer or assignment executed in blank).

         (d) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest or principal that such Pledgor is authorized to receive pursuant to paragraph (c)(iii) above shall cease, and all such rights shall thereupon become vested in you, and you shall have the sole and exclusive right and authority to receive and retain such dividends, interest or principal. All dividends, interest or principal received by a Pledgor contrary to the provisions of this Section 2 shall be held in trust for your benefit and that of the Beneficiaries, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to you by such Pledgor upon demand in the same form as so received (with any necessary endorsement or instrument of transfer or assignment executed in blank). Any and all money and other property paid over to or received by you pursuant to the provisions of this paragraph (d) shall be retained by you in an account to be established by you upon receipt of such money or other property and may be applied in accordance with the provisions of Section 3 but you shall not be required to segregate such money or other property from other Collateral or have any trust or other fiduciary responsibility in respect thereof.

         (e) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (c)(i) of this
Section 2, and your obligations under paragraph (c)(ii) of this Section 2, shall


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cease, and all such rights shall thereupon become vested in you, and you shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, in accordance with the terms of the Financing Agreement.

         Section 3. Application of Proceeds. The proceeds of any disposition hereunder shall be applied, first, to all costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses and court costs, incurred by you in connection with such disposition and your exercise of your rights and remedies hereunder, under the Financing Agreement or otherwise under applicable law, and, next, to the payment in whole or in part, in such order as you may elect, of the Pledgor Obligations, whether then due or not due, in accordance with the terms of the Financing Agreement and the Intercreditor Agreement. You agree to handle any remaining balance as you and the Junior Lien Lender have agreed in the Intercreditor Agreement and, only if [there is any balance remaining under your control] after all such applications will you be required to pay it over to the Pledgor or to any Person entitled thereto or as a court of competent jurisdiction may direct, upon proper demand being made therefor. If the Pledgor Obligations are not fully and finally satisfied through this application of proceeds and the application of the proceeds of other Collateral as contemplated in the other Loan Documents and the Intercreditor Agreement, each of the Pledgors shall continue to be fully liable for the deficiency.

         Section 4. Irrevocable Proxy. Further, each Pledgor hereby expressly grants to you the right and irrevocable proxy, in the circumstances contemplated in Section 2(a), to vote or exercise any other consensual rights a holder of Securities may have for any purposes as you in your sole discretion deem advisable, and to otherwise exercise as to such Pledged Collateral, all rights, powers and remedies as the owner thereof. Each Pledgor that is organized and existing under the laws of the State of Delaware, in contemplation of Section 212(b) of the General Corporation Law of the State of Delaware, hereby agrees that the irrevocable proxy granted to you in this Section 4 may be voted and acted upon by you for a period of five (5) years from the effective date of this Pledge Agreement.

         Section 5. Power of Attorney. Each Pledgor hereby confirms that power of attorney that it has granted to you in Paragraph 11.1 of Section 11 of the Financing Agreement and that you, or any Person or agent you may designate, may as the Pledgor's attorney-in-fact thereunder, at the Pledgors' cost and expense, exercise all of the powers there granted to you with respect to the Pledged Collateral as well as each of those set forth below:

         (a) To perform or cause the performance of any Obligation of the Pledgor hereunder;

         (b) To liquidate any Pledged Collateral and otherwise to deal in or with the Pledged Collateral or the proceeds or avails thereof, as fully and effectually as if you were the absolute owner thereof, and to apply the proceeds


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thereof to payment of the Pledgor Obligations, notwithstanding the fact that such liquidation may give rise to penalties;

         (c) To transmit to any Persons indebted on any Pledged Collateral notice of your interest therein and to notify any Persons indebted on any Pledged Collateral to make payment directly to you for the Pledgors' account and receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

         (d) To enter into any extension, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Pledged Collateral and, in connection therewith, to deposit or surrender control of the Pledged Collateral and to accept other property in exchange for the Pledged Collateral, subject otherwise to this Pledge Agreement; and

         (e) to transfer to yourself or to your nominee any or all of the Pledged Collateral or to register same in your name on the books of the company or entity issuing same; to receive cash dividends, coupons and income thereon and to hold the same as additional collateral security hereunder, or to apply it against the Pledgor Obligations.


         Notwithstanding anything hereinabove contained to the contrary except as otherwise provided in the Financing Agreement, the powers set forth above may only be exercised after the occurrence and during the continuance of an Event of Default and until such time as such Event of Default is waived in writing by the Required Lenders. Each Pledgor hereby ratifies and approves all of your acts taken pursuant to the foregoing appointment, other than your acts constituting gross negligence or willful misconduct, and you, as each Pledgor's attorney-in-fact, will not be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law, other than those that result from your gross negligence or willful misconduct, and any actions taken pursuant to this Section 5 are understood as not to limit the right of set off exercisable by you as provided in the Financing Agreement. Notwithstanding anything to the contrary elsewhere in this Pledge Agreement, if the Obligations are declared or automatically become immediately due and payable pursuant to Paragraph 12.2 of the Financing Agreement, in connection with an Event of Default, your rights to exercise the powers granted to you in the power of attorney included in the Financing Agreement and this Pledge Agreement, shall continue and shall not cease to be effective until the full, final and indefeasible payment of all the Obligations, regardless of whether such Event of Default is subsequently remedied.


                  Section 6. Ownership of Pledged Collateral. The Securities pledged by it is owned by that Pledgor absolutely, and is free and clear of all liens and encumbrances except for the pledge in your favor and except for Permitted Encumbrances (as defined in the Financing Agreement); that the only liens or encumbrances on any such Securities owned by that Pledgor are those identified in Schedule 2 attached hereto; that there are no restrictions upon


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the pledge or transfer of any of the Securities, except for restrictions expressly provided for herein and restrictions on transfer under applicable federal, state and foreign securities laws; that the relevant Pledgor has full right to pledge and transfer the same in accordance with the terms and conditions of this Pledge Agreement, free of all encumbrances (except said Permitted Encumbrances) and without the consent of any other Person and without the need to notify the issuing company and/or obtain their consent to the pledge; and that said Securities are not subject to any assessment.

         Section 7.  Covenants.

                  7.1 Registration. You acknowledge that the Securities have not been, and other Pledged Collateral may not be, registered under applicable federal, state or foreign securities laws, and such Securities and other pledged Collateral may not be transferred by you in the absence of registration or an exemption from registration.

                  7.2 Stock Powers/Further Assurances. Each Pledgor hereby agrees at your request to execute all necessary stock powers and instruments of assignment in blank, to have the signatures on said powers guaranteed, to execute a letter or other form confirming that the Pledged Collateral is not being pledged to you for the purpose of providing or obtaining any credit for purchasing or trading in margin stock, and to execute any further documents or papers whatsoever, including, without limitation, financing statements and amendments, renewals and continuations thereof, and perform such further acts as you may reasonably require in order to carry out the intent and purpose of this Pledge Agreement. Each Pledgor agrees to defend its title to its portion of the Pledged Collateral at its own cost and expense, and to pay, satisfy and discharge any and all assessments, liens or charges now or thereafter placed upon the Pledged Collateral.

                  7.3 Change of Location/Name. Each Pledgor agrees that it shall not (i) change the location of its chief executive office/chief place of business from its address specified for notices herein, or (ii) change its name (including the adoption of any new trade name), jurisdiction of incorporation, identity or corporate structure, unless, in any such case, it shall have provided at least thirty (30) days' prior written notice to you of any such change and until such filings and other measures as may be required under applicable law to continue uninterrupted the perfected lien created hereunder on and in the Pledged Collateral shall have been taken, and until you shall have received such opinions of counsel with respect thereto as it may have reasonably requested.

                  7.4 Prohibition on Issuance of New Stock. Each Pledgor agrees that it shall not permit or cause the Obligors whose stock constitutes the Pledged Stock to issue any additional capital stock, and except in the case of the Class B Common Stock of Harvard Industries Risk Management, Inc., shall at all times own 100% of the issued and outstanding capital stock of such Obligors.

         Section 8. Indemnification. Each Pledgor hereby, acknowledges that this Pledge Agreement is a Loan Document, and , as such, such Pledgor is subject, with respect hereto, to the indemnification of Paragraph 9.3 of Section 9 of the Financing Agreement.


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         Section 9.  Miscellaneous

                  9.1 Amendments. This Pledge Agreement may not be modified except in writing, and no course of dealing between you and any of the Pledgors shall be effective to change or modify this Pledge Agreement.

                  9.2 Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall together constitute but one and the same document.

                  9.3 Severability. Each Pledgor and (by their acceptance of the benefits of this Pledge Agreement) the Administrative Agent and each of the Lenders hereby agrees that if any provision hereof or of any other agreement made in connection herewith is held to be illegal or unenforceable, such provision shall be fully severable, and the remaining provisions of the applicable agreement shall remain in full force and effect and shall not be affected by such provision's severance. Furthermore, in lieu of any such provision, there shall be added automatically as a part of the applicable agreement a legal and enforceable provision as similar in terms to the severed provision as may be possible.

                  9.4 Notices. Any notice or other communication required hereunder shall be given in accordance with the terms of the Financing Agreement.

                  9.5 Survival. The representations, covenants and agreements of the Pledgors herein contained shall survive the date hereof, and shall be deemed to have been remade on and as of the date on which any additional Pledgor Obligations are created.

                  9.6 Private Sale. Each Pledgor recognizes that you may be unable to effect a public sale of any or all of the Pledged Collateral, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to one or more restricted groups of purchasers which will be obligated to agree, among other things, to acquire such Securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to you than if such sale were a public sale and agrees that such circumstances shall not, in and of themselves, result in a determination that such sale was not made in a commercially reasonable manner. You shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the issuer to register such securities for public sale under the Securities Act of 1933, or under applicable state securities laws, even if the issuer agrees to do


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so. Each Pledgor agrees that any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, commercial finance companies, insurance companies or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable.

                  9.7 Waiver of Jury Trial. NONE OF THE PLEDGORS, BENEFICIARIES AND NO SUCCESSOR, ASSIGN OR PERSONAL REPRESENTATIVE OF ANY OF THEM SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEDURE INVOLVING ANY OF THE PLEDGORS OR THE BENEFICIARIES (OR ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF ANY OF THEM) BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY PLEDGED COLLATERAL OR ANY COLLATERAL FOR THE PAYMENT OF ANY OF THE PLEDGOR OBLIGATIONS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ENTITIES, OR ANY OF THEM. NONE OF THE PLEDGORS OR THE BENEFICIARIES WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION 9.7 HAVE BEEN FULLY DISCUSSED BY THE PLEDGORS AND THE BENEFICIARIES, AND THE PROVISIONS HEREOF SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS
SECTION 9.7 WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                  9.8 Governing Laws. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  9.9 Submission to Jurisdiction; Service of Process. Each of the Pledgors hereby irrevocably:

                           (a) Submits for itself and its property in any legal
action or proceeding relating to this Pledge Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                           (b) consents that any such action or proceeding may
be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                           (c) agrees that nothing contained herein shall affect
the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;


                                       9
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                           (d) appoints CT Corporation, Inc., at 111 Eight
Avenue, 13th Floor, New York, NY 10011, as its agent to receive service of process or other summons in connection with any such action or proceeding and waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, addressed to such Pledgor at its address for notices as provided hereunder.

                  9.10 Currency. Any payments to be made by any Pledgor under this Pledge Agreement shall be made in U.S. dollars. The foregoing reference to U.S. Dollars is of the essence. The Pledgor Obligations of each of the Pledgors shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in U.S. Dollars that you may, in accordance with normal banking procedures, purchase with the sum paid in that other currency (after deducting any premium and costs of exchange) on the Business Day immediately following the day on which you receive that payment. If the amount in U.S. Dollars that may be so purchased for any reason falls short of the amount originally due, the Pledgors shall pay such additional amount, in U.S. Dollars, as is necessary to compensate for the shortfall. Any Obligation of the Pledgors not discharged by that payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent Obligation and, until discharged as provided herein, shall continue in full force and effect.

                  9.11 Rate of Interest for Canadian Companies. For purposes of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable under this Pledge Agreement which is to be calculated on any basis other than a full calendar year its equivalent may be determined by multiplying such rate by a fraction, the numerator of which is the number of days in the calendar year in which the period for which the interest at such rate is payable ends and the denominator of which is the number of days comprising such other basis.

                  9.12 No Limitations of Remedies; No Waiver. It is understood and agreed that the rights and remedies herein enumerated are not intended to be exhaustive but are in addition to any other rights or remedies provided at law, in equity by contract or otherwise. You shall have the absolute right in your sole discretion to determine the order in which your rights and remedies are to be exercised, and your exercise of any right or remedy shall not preclude the exercise of any other rights or remedies or be deemed to be a waiver thereof. No delay or omission by you or any Beneficiary or any of the Pledgors to exercise any right or remedy hereunder, whether before or after the happening of any Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such Event of Default. No single or partial exercise by you or any Beneficiary or any Pledgor of any right or remedy precludes any other or further exercise thereof, or precludes any other right or remedy. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. No waiver of any right or remedy provided for herein shall be effective as a waiver unless it is in writing and signed by the Required Lenders.


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                  9.13 Termination or Release. (a) Upon satisfaction of the
Agents, the Lenders and the Issuing Bank as to the termination of the Line of Credit and


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full, final and indefeasible payment of all the Obligations and all Pledgor
Obligations of each Pledgor, the Administrative Agent shall (i) deliver any Pledged Collateral remaining under its control in accordance with the terms of the Intercreditor Agreement, or, if it is no longer in effect, to or to the order of the relevant Pledgor or as a court of competent jurisdiction may otherwise direct, at the risk and expense of the Pledgors, and (ii) execute and deliver to such Pledgor such documents and instruments as are reasonably necessary to evidence such termination and release of the security interest granted herein on any applicable public record as provided in Section 13 of the Financing Agreement. Any execution and delivery of documents pursuant to this
Section 9.13 shall be without recourse to or warranty by you.


                                                     Very truly yours,
(the undersigned collectively,
the  "Pledgors")                                     Harvard Industries, Inc.


                                                     By
                                                        ------------------------
                                                     Name:
                                                     Title:


                                                     Doehler-Jarvis, Inc.


                                                     By
                                                        ------------------------
                                                     Name:
                                                     Title:


                                                     Hayes-Albion Corporation


                                                     By
                                                        ------------------------
                                                     Name:
                                                     Title:



                                                     Harvard Industries Risk
                                                     Management, Inc.


                                                     By
                                                        ------------------------
                                                     Name:
                                                     Title:


                                                     Trim Trends Canada Limited


                                                     By
                                                        ------------------------
                                                     Name:
                                                     Title:

Agreed and Accepted as of
the date set forth above

THE CIT GROUP/BUSINESS CREDIT, INC.


By:
   --------------------------------
   Name:
   Title:

                                                                      Schedule 1
                                                             to Pledge Agreement

                                  Pledged Stock

Issuer           Owner                      Certificate #          # of Shares
------           -----                      -------------          -----------




                                  Pledged Notes

Issuer      Date Issued       Owner      Type     Face Amount      Maturity Date
------      -----------       -----      ----     -----------      -------------

                                                                      Schedule 2
                                                             to Pledge Agreement

                                  Encumbrances

                             Schedule of Definitions

                                                                            Page



Administrative Agent.........................................................1

Beneficiary..................................................................1

Company......................................................................1

Financing Agreement..........................................................1

Guarantors...................................................................1

Notes........................................................................2

Payment Default..............................................................3

Pledged Collateral...........................................................2

Pledgor......................................................................2

Pledgor Obligations..........................................................2

Securities...................................................................2

Stock........................................................................2

you..........................................................................1


                                       2